Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports First Quarter 2013 EPS of $0.33 Per Share
Quarterly Highlights include:

•	Sustained profitability: 56th consecutive quarter of profitability.

•	Continued organic growth: Average commercial noncovered loan growth of $259.3 million, or 4.63%, from prior quarter; average core deposit growth of $285.4 million, or 2.81%, from prior quarter.

•
Superior credit quality: Net charge-offs to noncovered average loans decreased to 0.27% from 0.34% in the prior quarter; nonperforming assets as a percent of noncovered period end loans plus other real estate remained low at 0.59% compared to 0.57% in the prior quarter.

•	Strong balance sheet: Strong tangible common equity ratio at 8.03%.

Akron, Ohio (April 23, 2013) - FirstMerit Corporation (Nasdaq: FMER) reported first quarter 2013 net income of $37.3 million, or $0.33 per diluted share. This compares with $38.2 million, or $0.35 per diluted share, for the fourth quarter 2012 and $30.3 million, or $0.28 per diluted share, for the first quarter 2012.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2013 were 8.83% and 1.01%, respectively, compared with 9.30% and 1.03%, respectively, for the fourth quarter 2012 and 7.72% and 0.84% for the first quarter 2012.

"During the first quarter, FirstMerit continued its trend of strong financial results. Our solid performance laid the foundation for our execution of the Citizens Republic Bancorp acquisition that we announced last September and closed on April 12, 2013. Our most recent quarter was highlighted by excellent credit quality, additional cost savings generated by our successful efficiency initiative and robust growth in average noncovered commercial loans and average core deposits. We are excited to introduce our value proposition into our newest markets, Michigan and Wisconsin, backed by our exceptional customer service. We believe FirstMerit’s consistent profitability, robust balance sheet and high capital levels will resonate well with customers as we capture market share in our new footprint," said Paul Greig, chairman, president and CEO, FirstMerit Corporation.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

Net interest margin was 3.46% for the first quarter 2013 compared with 3.58% for the fourth quarter 2012 and 3.78% for the first quarter 2012.  Increased borrowing costs, primarily related to the Corporation's issuance of $250 million aggregate principal amount of subordinated notes in an underwritten public offering completed on February 4, 2013, accounted for six basis points of compression during the first quarter of 2013.

Average noncovered loans during the first quarter 2013 increased $291.1 million, or 3.45%, compared with the fourth quarter 2012 and also increased $953.9 million, or 12.26%, compared with the first quarter 2012. Average noncovered commercial loans increased $259.3 million, or 4.63%, compared with the prior quarter, and increased $716.7 million, or 13.94%, compared with the year ago quarter.

Average deposits were $11.8 billion during the first quarter 2013, an increase of $194.7 million, or 1.68%, compared with the fourth quarter 2012, and an increase of $317.8 million, or 2.77%, compared with the first quarter 2012. During the first quarter 2013, average core deposits, which exclude time deposits, increased $285.4 million, or 2.81%, compared with the fourth quarter 2012 and $680.5 million, or 6.96%, compared with the first quarter 2012. Average time deposits decreased $90.7 million, or 6.38%, and decreased $362.7 million, or 21.41%, respectively, over prior and year-ago quarters. For the first quarter 2013, average core deposits accounted for 88.71% of total average deposits, compared with 87.73% for the fourth quarter 2012 and 85.23% for the first quarter 2012.

Average investments increased $11.2 million, or 0.30%, compared with the fourth quarter 2012 and increased $7.2 million, or 0.19% compared with the first quarter 2012.

Net interest income on a fully tax-equivalent (“FTE”) basis was $114.4 million in the first quarter 2013 compared with $119.1 million in the fourth quarter 2012 and $121.4 million in the first quarter 2012.

Noninterest income, excluding gains on securities transactions, for the first quarter 2013 was $57.4 million, a decrease of $1.8 million, or 3.08%, from the fourth quarter 2012 and an increase of $5.9 million, or 11.53%, from the first quarter 2012. Included in noninterest income in both the first quarter of 2013 and the fourth quarter of 2012 were $5.0 million of gains on covered loans paid in full.

Other income, net of securities gains, as a percentage of net revenue for the first quarter 2013 was 33.42% compared with 33.21% for fourth quarter 2012 and 29.77% for the first quarter 2012. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.

Noninterest expense for the first quarter 2013 was $106.9 million, a decrease of $5.3 million, or 4.69%, from the fourth quarter 2012 and a decrease of $6.8 million, or 6.01%, from the first quarter 2012. Included in noninterest expense in the first quarter of 2013 and fourth quarter of 2012 were acquisition related costs associated with the Citizens Republic Bancorp merger of $3.6 million and $2.1 million, respectively. The majority of these acquisition related costs were from professional and legal services rendered in connection with the merger. Also included in noninterest expense in the fourth quarter of 2012 was $2.3 million of fees related to the early termination of Federal Home Loan Bank advances.

During the first quarter 2013, the Corporation reported an efficiency ratio of 62.06%, compared with 62.65% for the fourth quarter 2012 and 65.52% for the first quarter 2012.

Net noncovered charge-offs totaled $5.9 million, or 0.27% of average noncovered loans in the first quarter 2013, compared with $7.1 million, or 0.34% of average noncovered loans, in the fourth quarter 2012 and $12.0 million, or 0.62% of average noncovered loans, in the first quarter 2012.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

Nonperforming assets totaled $52.2 million at March 31, 2013, a increase of $2.0 million, or 4.00%, compared with December 31, 2012 and a decrease of $15.7 million, or 23.11%, compared with March 31, 2012. Nonperforming assets at March 31, 2013 represented 0.59% of period-end noncovered loans plus other real estate compared with 0.57% at December 31, 2012 and 0.86% at March 31, 2012.

The allowance for noncovered loan losses totaled $98.8 million at March 31, 2013. At March 31, 2013, the allowance for noncovered loan losses was 1.13% of period-end noncovered loans compared with 1.13% at December 31, 2012 and 1.32% at March 31, 2012. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 1.18% of period end noncovered loans at March 31, 2013, compared with 1.20% at December 31, 2012 and 1.39% at March 31, 2012. The allowance for credit losses to nonperforming loans was 254.32% at March 31, 2013, compared with 284.50% at December 31, 2012 and 205.13% at March 31, 2012.

The Corporation’s total assets at March 31, 2013 were $15.3 billion, an increase of $359.5 million, or 2.41%, compared with December 31, 2012 and an increase of $601.7 million, or 4.10%, compared with March 31, 2012.

Total deposits were $11.9 billion at March 31, 2013, an increase of $166.3 million, or 1.41%, from December 31, 2012 and an increase of $277.6 million, or 2.38%, from March 31, 2012. Core deposits totaled $10.6 billion at March 31, 2013, an increase of $238.4 million, or 2.30%, from December 31, 2012 and an increase of $624.3 million, or 6.24%, from March 31, 2012.

Shareholders’ equity was $1.8 billion as of March 31, 2013 and $1.6 billion as of December 31, 2012 and March 31, 2012. On February 4, 2013, the Corporation issued 4,000,000 depositary shares (each representing a 1/40th interest in a share of the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A) for total gross proceeds of $100 million. Dividends are payable quarterly in arrears on the 4th day of February, May, August and November, beginning May 4, 2013. As of March 31, 2013, $0.9 million of dividends were accrued and payable on May 4, 2013 and accounted for approximately a one cent reduction in diluted EPS for the quarter ended March 31, 2013. The Corporation maintained a strong capital position as tangible common equity to assets was 8.03% at March 31, 2013, compared with 8.16% at December 31, 2012 and 7.86% at March 31, 2012. The common cash dividend per share paid in the first quarter 2013 was $0.16.

First Quarter 2013 Conference Call
FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 41933689. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on April 23, 2013 through May 7, 2013 by dialing (855) 859-2056, and entering the PIN: 41933689. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

About FirstMerit Corporation
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $24.5 billion as of close of business April 12, 2013, and 415 banking offices and 452 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.

Subsequent Events
The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the year ended March 31, 2013 on Form 10-K. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of March 31, 2013 and will adjust amounts preliminarily reported, if necessary.

Forward-Looking Statements
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to realize the synergies and benefits contemplated by the acquisition of Citizens Republic Bancorp, such as it being accretive to earnings and expanding the Corporation's geographic presence, in the time frame anticipated or at all, and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2013	2012	2012	2012	2012
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
EARNINGS
Net interest income FTE (a)	$114,376	$119,130	$120,741	$121,689	$121,428
Provision for noncovered loan losses	5,808	7,116	9,965	8,766	8,129
Provision for covered loan losses	4,138	5,146	6,214	3,430	5,932
Other income	57,392	61,652	54,925	55,301	51,726
Other expenses	106,925	112,181	108,587	119,077	113,768
FTE adjustment (a)	3,027	2,900	2,851	2,766	2,641
Net income	37,346	38,224	34,953	30,585	30,344
Diluted EPS (d)	0.33	0.35	0.32	0.28	0.28
PERFORMANCE RATIOS
Return on average assets (ROA)	1.01%	1.03%	0.94%	0.84%	0.84%
Return on average common equity (ROE)	8.83%	9.30%	8.60%	7.69%	7.72%
Net interest margin FTE (a)	3.46%	3.58%	3.66%	3.77%	3.78%
Efficiency ratio	62.06%	62.65%	61.75%	67.21%	65.52%
Number of full-time equivalent employees	2,767	2,738	2,733	2,789	2,997
MARKET DATA
Book value per common share	$15.99	$15.00	$14.82	$14.60	$14.51
Period-end common share market value	16.54	14.19	14.71	16.51	16.86
Market as a % of book	103%	95%	99%	113%	116%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	48.48%	45.71%	50.00%	57.14%	57.14%
Average basic common shares	109,689	109,652	109,645	109,562	109,211
Average diluted common shares	109,689	109,652	109,645	109,562	109,211
Period end common shares	109,746	109,649	109,653	109,641	109,187
Common shares repurchased	26	12	6	111	69
Common stock market capitalization	$1,815,199	$1,555,919	$1,612,996	$1,810,173	$1,840,893
ASSET QUALITY (excluding covered loans)
Gross charge-offs	$10,776	$12,475	$20,999	$15,014	$17,417
Net charge-offs	5,907	7,116	14,872	8,766	11,979
Allowance for noncovered loan losses	98,843	98,942	98,942	103,849	103,849
Reserve for unfunded lending commitments	4,941	5,433	5,760	5,666	5,410
Nonperforming assets (NPAs) (b)	52,231	50,224	64,055	61,080	67,933
Net charge-offs to average loans ratio (b)	0.27%	0.34%	0.72%	0.44%	0.62%
Allowance for noncovered loan losses to period-end loans (b)	1.13%	1.13%	1.19%	1.28%	1.32%
Allowance for credit losses to period-end loans (b)	1.18%	1.20%	1.26%	1.35%	1.39%
NPAs to loans and other real estate (b)	0.59%	0.57%	0.77%	0.75%	0.86%
Allowance for noncovered loan losses to nonperforming loans	242.21%	269.69%	196.66%	222.44%	194.97%
Allowance for credit losses to nonperforming loans	254.32%	284.50%	208.11%	234.57%	205.13%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.03%	8.16%	8.18%	8.01%	7.86%
Average equity to assets	11.45%	11.12%	10.97%	10.98%	10.91%
Average equity to total loans (c)	17.88%	17.37%	17.46%	17.57%	17.50%
Average total loans to deposits (c)	81.36%	81.21%	79.89%	78.78%	78.74%
AVERAGE BALANCES
Assets	$14,983,543	$14,702,215	$14,734,016	$14,558,514	$14,496,937
Deposits	11,789,784	11,595,085	11,591,931	11,555,283	11,472,021
Loans, excluding acquired loans (c)	8,681,295	8,389,223	8,121,083	7,857,840	7,677,963
Acquired loans, including covered loans (c)	910,887	1,026,574	1,139,568	1,245,246	1,355,086
Earning assets	13,408,789	13,246,693	13,119,473	12,986,988	12,935,184
Shareholders' equity	1,715,005	1,635,275	1,616,569	1,599,187	1,581,009
ENDING BALANCES
Assets	$15,272,484	$14,913,012	$14,628,843	$14,621,344	$14,670,818
Deposits	11,925,767	11,759,425	11,532,426	11,615,841	11,648,165
Loans, excluding acquired loans (c)	8,725,839	8,677,501	8,260,426	8,031,998	7,764,058
Acquired loans, including covered loans (c)	855,370	959,549	1,099,052	1,187,203	1,306,165
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	6,055	6,373	6,817	7,274	7,756
Earning assets	13,905,342	13,472,067	13,219,301	13,212,071	13,318,202
Total shareholders' equity	1,754,850	1,645,202	1,624,704	1,600,815	1,584,105
NOTES:
(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.
(b) - Covered loans and other real estate from George Washington Savings Bank and Midwest Bank & Trust Company are excluded from the ratio of our allowance for loan and credit losses and NPAs. Nonperforming assets at March 31, 2013, December 31, 2012, and September 30, 2012 include $10.0 million, $7.7 million, and $10.6 million, respectively, of loans resulting from consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.
(c) - Excludes loss share receivable of $95.6 million, $113.7 million, $131.9 million, $152.6 million and $171.1 million as of March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.
(d) - Net income used to determine diluted EPS for the quarter ended March 31, 2013 was reduced by the cash dividends of approximately $0.9 million payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	March 31,	December 31,	March 31,
(Unaudited, except December 31, 2012, which is derived from the audited financial statements)	2013	2012	2012
ASSETS
Cash and due from banks	$183,430	$244,223	$188,789
Interest-bearing deposits in banks	163,673	13,791	301,196
Total cash and cash equivalents	347,103	258,014	489,985
Investment securities:
Held-to-maturity	665,589	622,121	100,840
Available-for-sale	3,243,835	2,920,971	3,491,647
Other investments	140,984	140,717	140,713
Loans held for sale	14,459	23,683	42,447
Noncovered loans:
Commercial	5,888,337	5,866,489	5,220,051
Mortgage	451,522	445,211	428,950
Installment	1,322,795	1,328,258	1,259,930
Home equity	812,458	806,078	739,548
Credit card	140,721	146,387	140,618
Leases	164,137	139,236	74,112
Total noncovered loans	8,779,970	8,731,659	7,863,209
Allowance for noncovered loan losses	(98,843)	(98,942)	(103,849)
Net noncovered loans	8,681,127	8,632,717	7,759,360
Covered loans (includes loss share receivable of $95.6 million, $113.7 million and $171.1 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively)	896,832	1,019,125	1,378,150
Allowance for covered loan losses	(47,945)	(43,255)	(41,070)
Net covered loans	848,887	975,870	1,337,080
Net loans	9,530,014	9,608,587	9,096,440
Premises and equipment, net	177,137	181,149	188,347
Goodwill	460,044	460,044	460,044
Intangible assets	6,055	6,373	7,756
Covered other real estate (includes loss share receivable of $.04 million, $.05 million, and $0.7 million at March 31, 2013, December 31, 2012 and March 31, 2012, respectively)	70,267	59,855	56,411
Accrued interest receivable and other assets	616,997	631,498	596,188
Total assets	$15,272,484	$14,913,012	$14,670,818
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,360,841	$3,338,371	$3,136,595
Interest-bearing	1,371,359	1,287,674	1,119,102
Savings and money market accounts	5,890,369	5,758,123	5,742,547
Certificates and other time deposits	1,303,198	1,375,257	1,649,921
Total deposits	11,925,767	11,759,425	11,648,165
Federal funds purchased and securities sold under agreements to repurchase	826,855	1,104,525	928,760
Wholesale borrowings	385,924	136,883	176,611
Accrued taxes, expenses, and other liabilities	379,088	266,977	333,177
Total liabilities	13,517,634	13,267,810	13,086,713
Shareholders' equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value: 115,000 authorized shares; 100,000 outstanding shares	100,000	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: March 31, 2013, December 31, 2012 and March 31, 2012 - 115,121,731 shares	127,937	127,937	127,937
Capital surplus	472,975	475,979	484,491
Accumulated other comprehensive loss	(24,119)	(16,205)	(22,172)
Retained earnings	1,214,889	1,195,850	1,144,210
Treasury stock, at cost: March 31, 2013 - 5,375,905 shares; December 31, 2012 - 5,472,915 shares; March 31, 2012 - 5,935,169 shares	(136,832)	(138,359)	(150,361)
Total shareholders' equity	1,754,850	1,645,202	1,584,105
Total liabilities and shareholders' equity	$15,272,484	$14,913,012	$14,670,818

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2013	2012	2012	2012	2012
ASSETS
Cash and due from banks	$394,896	$238,366	$440,231	$410,533	$378,736
Investment securities:
Held-to-maturity	637,614	620,154	337,685	127,769	90,664
Available-for-sale	2,919,636	2,925,938	3,215,203	3,429,411	3,459,439
Other investments	140,729	140,723	140,736	140,744	140,719
Loans held for sale	14,884	20,485	23,631	22,731	26,483
Noncovered loans:
Commercial	5,859,818	5,600,522	5,443,712	5,274,352	5,143,087
Residential Mortgage	448,589	443,542	437,123	431,752	421,648
Installment	1,325,016	1,331,131	1,293,054	1,263,013	1,261,122
Home equity	806,936	798,663	779,087	750,859	738,154
Credit card	144,159	145,050	143,948	142,311	143,794
Leases	150,789	125,300	88,583	78,862	73,644
Total noncovered loans	8,735,307	8,444,208	8,185,507	7,941,149	7,781,449
Covered loans and loss share receivable	960,619	1,095,185	1,216,711	1,325,184	1,436,430
Total loans	9,695,926	9,539,393	9,402,218	9,266,333	9,217,879
Less: allowance for loan losses	141,735	141,270	145,061	143,565	142,628
Net loans	9,554,191	9,398,123	9,257,157	9,122,768	9,075,251
Total earning assets	13,408,789	13,246,693	13,119,473	12,986,988	12,935,184
Premises and equipment, net	179,381	181,738	184,544	187,181	190,669
Accrued interest receivable and other assets	1,142,212	1,176,688	1,134,829	1,117,377	1,134,976
TOTAL ASSETS	$14,983,543	$14,702,215	$14,734,016	$14,558,514	$14,496,937
LIABILITIES
Deposits:
Noninterest-bearing	$3,321,660	$3,306,444	$3,236,703	$3,144,183	$3,036,590
Interest-bearing	1,300,816	1,122,796	1,080,841	1,060,771	1,066,132
Savings and money market accounts	5,835,750	5,743,599	5,746,210	5,732,007	5,675,052
Certificates and other time deposits	1,331,558	1,422,246	1,528,177	1,618,322	1,694,247
Total deposits	11,789,784	11,595,085	11,591,931	11,555,283	11,472,021
Federal funds purchased and securities sold under
agreements to repurchase	906,717	957,564	1,032,401	920,352	887,715
Wholesale borrowings	291,804	163,405	178,022	177,987	184,659
Total funds	12,988,305	12,716,054	12,802,354	12,653,622	12,544,395
Accrued taxes, expenses and other liabilities	280,233	350,886	315,093	305,705	371,533
Total liabilities	13,268,538	13,066,940	13,117,447	12,959,327	12,915,928
SHAREHOLDERS' EQUITY
Preferred stock	62,222	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	473,943	474,532	472,820	473,650	481,856
Accumulated other comprehensive income (loss)	(21,247)	(17,666)	(14,627)	(18,363)	(19,862)
Retained earnings	1,209,837	1,188,641	1,168,649	1,156,324	1,140,953
Treasury stock	(137,687)	(138,169)	(138,210)	(140,361)	(149,875)
Total shareholders' equity	1,715,005	1,635,275	1,616,569	1,599,187	1,581,009
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,983,543	$14,702,215	$14,734,016	$14,558,514	$14,496,937

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	March 31, 2013			December 31, 2012			March 31, 2012
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$394,896			$238,366			$378,736
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	2,790,039	$16,294	2.37%	2,794,524	$16,767	2.39%	2,882,045	$19,679	2.75%
Obligations of states and political subdivisions (tax exempt)	541,014	6,595	4.94%	510,722	6,583	5.13%	436,804	5,864	5.40%
Other securities and federal funds sold	366,926	2,944	3.25%	381,569	3,429	3.58%	371,973	2,739	2.96%
Total investment securities and federal funds sold	3,697,979	25,833	2.83%	3,686,815	26,779	2.89%	3,690,822	28,282	3.08%
Loans held for sale	14,884	144	3.92%	20,485	199	3.86%	26,483	283	4.30%
Noncovered loans, covered loans and loss share receivable	9,695,926	99,006	4.14%	9,539,393	101,288	4.22%	9,217,879	103,156	4.50%
Total earning assets	13,408,789	124,983	3.78%	13,246,693	128,266	3.85%	12,935,184	131,721	4.10%
Allowance for loan losses	(141,735)			(141,270)			(142,628)
Other assets	1,321,593			1,358,426			1,325,645
Total assets	$14,983,543			$14,702,215			$14,496,937
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,321,660	—	—%	$3,306,444	—	—%	$3,036,590	—	—%
Interest-bearing	1,300,816	318	0.10%	1,122,796	261	0.09%	1,066,132	247	0.09%
Savings and money market accounts	5,835,750	5,315	0.37%	5,743,599	5,261	0.36%	5,675,052	5,103	0.36%
Certificates and other time deposits	1,331,558	2,063	0.63%	1,422,246	2,287	0.64%	1,694,247	3,524	0.84%
Total deposits	11,789,784	7,696	0.26%	11,595,085	7,809	0.27%	11,472,021	8,874	0.31%
Securities sold under agreements to repurchase	906,717	313	0.14%	957,564	303	0.13%	887,715	268	0.12%
Wholesale borrowings	291,804	2,598	3.61%	163,405	1,024	2.49%	184,659	1,151	2.51%
Total interest bearing liabilities	9,666,645	10,607	0.45%	9,409,610	9,136	0.39%	9,507,805	10,293	0.44%
Other liabilities	280,233			350,886			371,533
Shareholders' equity	1,715,005			1,635,275			1,581,009
Total liabilities and shareholders' equity	$14,983,543			$14,702,215			$14,496,937
Net yield on earning assets	$13,408,789	$114,376	3.46%	$13,246,693	$119,130	3.58%	$12,935,184	$121,428	3.78%
Interest rate spread			3.34%			3.47%			3.66%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)	Quarters ended
(Dollars in thousands except per share data)	March 31,
	2013	2012
Interest income:
Loans and loans held for sale	$98,672	$103,082
Investment securities:
Taxable	19,239	22,418
Tax-exempt	4,045	3,580
Total investment securities interest	23,284	25,998
Total interest income	121,956	129,080
Interest expense:
Deposits:
Interest-bearing	318	247
Savings and money market accounts	5,315	5,103
Certificates and other time deposits	2,063	3,524
Securities sold under agreements to repurchase	313	268
Wholesale borrowings	2,598	1,151
Total interest expense	10,607	10,293
Net interest income	111,349	118,787
Provision for noncovered loan losses	5,808	8,129
Provision for covered loan losses	4,138	5,932
Net interest income after provision for loan losses	101,403	104,726
Other income:
Trust department income	5,741	5,627
Service charges on deposits	12,585	14,409
Credit card fees	10,222	10,180
ATM and other service fees	3,335	3,790
Bank owned life insurance income	4,897	3,056
Investment services and insurance	2,415	2,247
Investment securities (losses)/gains, net	(9)	260
Loan sales and servicing income	7,863	6,691
Other operating income	10,343	5,466
Total other income	57,392	51,726
Other expenses:
Salaries, wages, pension and employee benefits	57,906	63,973
Net occupancy expense	8,282	8,592
Equipment expense	7,349	7,104
Stationery, supplies and postage	2,096	2,143
Bankcard, loan processing and other costs	7,840	7,653
Professional services	5,410	3,352
Amortization of intangibles	317	483
FDIC insurance expense	3,526	3,720
Other operating expense	14,199	16,748
Total other expenses	106,925	113,768
Income before income tax expense	51,870	42,684
Income tax expense	14,524	12,340
Net income	$37,346	$30,344
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and (losses), net of taxes of ($4.3) million and $1.0 million	$(7,920)	$1,884
Reclassification for realized securities' (gains) and losses, net of taxes of ($.003) million and $.09 million	6	(169)
Total other comprehensive gain (loss), net of taxes	(7,914)	1,715
Comprehensive income	$29,432	$32,059
Net income attributable to common shareholders	$36,125	$30,207
Net income used in diluted EPS calculation	$36,125	$30,207
Weighted average number of common shares outstanding - basic	109,689	109,211
Weighted average number of common shares outstanding - diluted	109,689	109,211
Basic earnings per common share	$0.33	$0.28
Diluted earnings per common share	$0.33	$0.28
Dividend per common share	$0.16	$0.16

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2013	2012	2012	2012	2012
(Dollars in thousands, except share data)	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Loans and loans held for sale	$98,672	$101,086	$103,005	$103,126	$103,082
Investment securities	23,284	24,280	24,477	25,629	25,998
Total interest income	121,956	125,366	127,482	128,755	129,080
Interest on deposits:
Interest-bearing	318	261	243	236	247
Savings and money market accounts	5,315	5,261	5,166	5,033	5,103
Certificates and other time deposits	2,063	2,287	2,743	3,169	3,524
Securities sold under agreements to repurchase	313	303	310	276	268
Wholesale borrowings	2,598	1,024	1,130	1,118	1,151
Total interest expense	10,607	9,136	9,592	9,832	10,293
Net interest income	111,349	116,230	117,890	118,923	118,787
Provision for noncovered loan losses	5,808	7,116	9,965	8,766	8,129
Provision for covered loan losses	4,138	5,146	6,214	3,430	5,932
Net interest income after provision for loan losses	101,403	103,968	101,711	106,727	104,726
Other income:
Trust department income	5,741	5,662	6,124	5,730	5,627
Service charges on deposits	12,585	14,247	14,603	14,478	14,409
Credit card fees	10,222	11,167	11,006	11,216	10,180
ATM and other service fees	3,335	3,432	3,680	3,890	3,790
Bank owned life insurance income	4,897	3,067	3,094	2,923	3,056
Investment services and insurance	2,415	2,147	2,208	2,388	2,247
Investment securities gains, net	(9)	2,425	553	548	260
Loan sales and servicing income	7,863	7,946	7,255	5,139	6,691
Other operating income	10,343	11,559	6,402	8,989	5,466
Total other income	57,392	61,652	54,925	55,301	51,726
Other expenses:
Salaries, wages, pension and employee benefits	57,906	61,560	58,061	61,598	63,973
Net occupancy expense	8,282	7,114	8,077	7,971	8,592
Equipment expense	7,349	7,398	7,143	7,598	7,104
Stationery, supplies and postage	2,096	2,162	2,210	2,285	2,143
Bankcard, loan processing and other costs	7,840	9,260	8,424	8,858	7,653
Professional services	5,410	6,119	4,702	9,307	3,352
Amortization of intangibles	317	444	456	483	483
FDIC insurance expense	3,526	1,738	1,832	3,463	3,720
Other operating expense	14,199	16,386	17,682	17,514	16,748
Total other expenses	106,925	112,181	108,587	119,077	113,768
Income before income tax expense	51,870	53,439	48,049	42,951	42,684
Income taxes	14,524	15,215	13,096	12,366	12,340
Net income	37,346	38,224	34,953	30,585	30,344
Other comprehensive income (loss), net of taxes	(7,914)	(2,305)	4,525	3,747	1,715
Comprehensive income	$29,432	$35,919	$39,478	$34,332	$32,059
Net income attributable to common shareholders	$36,125	$38,041	$34,797	$30,472	$30,207
Net income used in diluted EPS calculation	$36,125	$38,041	$34,797	$30,472	$30,207
Weighted-average common shares - basic	109,689	109,652	109,645	109,562	109,211
Weighted-average common shares - diluted	109,689	109,652	109,645	109,562	109,211
Basic earnings per common share	$0.33	$0.35	$0.32	$0.28	$0.28
Diluted earnings per common share	$0.33	$0.35	$0.32	$0.28	$0.28

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding Covered Assets)

	(Unaudited)					(Audited)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
Allowance for Credit Losses	2013	2012	2012	2012	2012	2012
Allowance for noncovered loan losses, beginning of period	$98,942	$98,942	$103,849	$103,849	$107,699	$107,699
Provision for noncovered loan losses	5,808	7,116	9,965	8,766	8,129	33,976
Charge-offs	10,776	12,475	20,999	15,014	17,417	65,905
Recoveries	4,869	5,359	6,127	6,248	5,438	23,172
Net charge-offs	5,907	7,116	14,872	8,766	11,979	42,733
Allowance for noncovered loan losses, end of period	$98,843	$98,942	$98,942	$103,849	$103,849	$98,942
Reserve for unfunded lending commitments,
beginning of period	$5,433	$5,760	$5,666	$5,410	$6,373	$6,373
Provision for (relief of) credit losses	(492)	(327)	94	256	(963)	(940)
Reserve for unfunded lending commitments,
end of period	$4,941	$5,433	$5,760	$5,666	$5,410	$5,433
Allowance for Credit Losses	$103,784	$104,375	$104,702	$109,515	$109,259	$104,375
Ratios (a)
Provision for loan losses to average loans	0.27%	0.34%	0.48%	0.44%	0.42%	0.42%
Net charge-offs to average loans	0.27%	0.34%	0.72%	0.44%	0.62%	0.53%
Allowance for loan losses to period-end loans	1.13%	1.13%	1.19%	1.28%	1.32%	1.13%
Allowance for credit losses to period-end loans	1.18%	1.20%	1.26%	1.35%	1.39%	1.20%
Allowance for loan losses to nonperforming loans	242.21%	269.69%	196.66%	222.44%	194.97%	269.69%
Allowance for credit losses to nonperforming loans	254.32%	284.50%	208.11%	234.57%	205.13%	284.50%
Asset Quality (a)
Impaired noncovered loans:
Nonaccrual	$23,843	$21,766	$31,492	$38,381	$44,546	$21,766
Other nonperforming loans:
Nonaccrual (b)	16,966	14,921	18,819	8,306	8,717	14,921
Total nonperforming loans	40,809	36,687	50,311	46,687	53,263	36,687
Other real estate ("ORE")	11,422	13,537	13,744	14,393	14,670	13,537
Total nonperforming assets ("NPAs")	$52,231	$50,224	$64,055	$61,080	$67,933	$50,224
NPAs to period-end loans + ORE	0.59%	0.57%	0.77%	0.75%	0.86%	0.57%
Accruing noncovered loans past due 90 days or more	$12,393	$9,417	$9,691	$6,545	$9,261	$9,417

(a) Excludes covered loans and related loss share receivable with a period end balance of $0.9 billion, $1.0 billion, $1.2 billion, $1.3 billion and $1.4 billion and covered ORE and related loss share receivable with a period end balance of $70.3 million, $59.9 million, $56.8 million, $54.5 million and $56.4 million at March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(b) At March 31, 2013, December 31, 2012 and September 30, 2012, included are $10.0 million, $7.7 million and $10.6 million, respectively, of consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2013	2012	2012	2012	2012
QUARTERLY OTHER INCOME DETAIL	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Trust department income	$5,741	$5,662	$6,124	$5,730	$5,627
Service charges on deposits	12,585	14,247	14,603	14,478	14,409
Credit card fees	10,222	11,167	11,006	11,216	10,180
ATM and other service fees	3,335	3,432	3,680	3,890	3,790
Bank owned life insurance income	4,897	3,067	3,094	2,923	3,056
Investment services and insurance	2,415	2,147	2,208	2,388	2,247
Investment securities gains, net	(9)	2,425	553	548	260
Loan sales and servicing income	7,863	7,946	7,255	5,139	6,691
Other operating income	10,343	11,559	6,402	8,989	5,466
Total Other Income	$57,392	$61,652	$54,925	$55,301	$51,726
	2013	2012	2012	2012	2012
QUARTERLY OTHER EXPENSES DETAIL	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Salaries and wages	$46,391	$45,988	$43,806	$48,766	$45,710
Pension and employee benefits	11,515	15,572	14,255	12,832	18,263
Net occupancy expense	8,282	7,114	8,077	7,971	8,592
Equipment expense	7,349	7,398	7,143	7,598	7,104
Taxes, other than income taxes	1,922	1,924	2,051	2,020	1,955
Stationery, supplies and postage	2,096	2,162	2,210	2,285	2,143
Bankcard, loan processing and other costs	7,840	9,260	8,424	8,858	7,653
Advertising	2,070	2,774	2,472	2,280	1,684
Professional services	5,410	6,119	4,702	9,307	3,352
Telephone	1,177	1,230	1,316	1,379	1,398
Amortization of intangibles	317	444	456	483	483
FDIC insurance expense	3,526	1,738	1,832	3,463	3,720
Other operating expense	9,030	10,458	11,843	11,835	11,711
Total Other Expenses	$106,925	$112,181	$108,587	$119,077	$113,768

FirstMerit Corporation Reports First Quarter 2013 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR NONCOVERED LOAN LOSSES - Net Charge-off Detail

(Unaudited)	Quarters ended		Year ended
(Dollars in thousands)	March 31,		December 31,
	2013	2012	2012
Allowance for noncovered loan losses - beginning of period	$98,942	$107,699	$107,699
Loans charged off:
Commercial	2,672	6,999	28,648
Mortgage	270	862	3,964
Installment	4,594	5,238	18,029
Home equity	1,306	2,324	7,249
Credit cards	1,403	1,583	6,171
Leases	—	—	144
Overdrafts	531	411	1,700
Total	10,776	17,417	65,905
Recoveries:
Commercial	1,245	694	5,626
Mortgage	43	35	235
Installment	2,469	3,180	11,635
Home equity	347	645	2,819
Credit cards	513	630	2,138
Manufactured housing	27	22	59
Leases	89	37	38
Overdrafts	136	195	622
Total	4,869	5,438	23,172
Net charge-offs	5,907	11,979	42,733
Provision for noncovered loan losses	5,808	8,129	33,976
Allowance for noncovered loan losses-end of period	$98,843	$103,849	$98,942

Average noncovered loans (a)	$8,735,307	$7,781,449	$8,089,317
Ratio to average noncovered loans (a):
(Annualized) noncovered net charge-offs	0.27%	0.62%	0.53%
Provision for noncovered loan losses	0.27%	0.42%	0.42%
Noncovered Loans, period-end (a)	$8,779,970	$7,863,209	$8,731,659

Allowance for credit losses (a):	$103,784	$109,259	$104,375
To (annualized) net charge-offs	4.33	2.27	2.44
Allowance for noncovered loan losses (a):
To period-end noncovered loans	1.13%	1.32%	1.13%
To (annualized) net noncovered charge-offs	4.13	2.16	2.32

(a) Excludes covered loans and loss share receivable.